UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/15/2011

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33378

Delaware	36-2517428
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)

(224) 405-0900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 15, 2011, Discover Financial Services issued a press release announcing that its board of directors approved a share repurchase program. A copy of this press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.       Description

99.1             Discover Financial Services Press Release dated June 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Date: June 15, 2011	By:	/s/ Simon Halfin
Simon Halfin
Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Discover Financial Services Press Release dated June 15, 2011